Market Share Recovery, Inc.

                            ASSET PURCHASE AGREEMENT

      This Asset Purchase Agreement ("Agreement") is entered into effective as of October 7th, 2004 by and among Market Share Recovery, Inc. a Delaware corporation (the "Company"), and Palomar Enterprises, Inc., a Nevada corporation (the "Seller").

                                    RECITALS

      A. The Company has authorized capital stock consisting of 50,000,000 shares of common stock, $0.10 par value ("Common Stock"), of which 45,702,256 shares are issued and outstanding, 10,000,000 shares of Preferred Stock, $0.01 par value ("Preferred Stock"), none of which are issued and outstanding.

      B. The Seller wishes to sell, and the Company wishes to purchase, certain assets of the Seller on the Closing Date (as defined below), in exchange for 646,117 shares of the Company's Common Stock (the "Common Shares") and 1,000,000 shares of the Company's Series A Preferred Stock (as defined in Section 1.2 below) (the "Preferred Shares"), subject to and upon the terms hereinafter set forth.

      C. Concurrently herewith, the Seller and certain owners of shares of Common Stock of the Company have entered into a certain Capital Stock Purchase Agreement with regard to the Seller's purchase of 29,000,000 shares of Common Stock of the Company (the "Stock Purchase Agreement").

                                    AGREEMENT

      It is agreed as follows:

      1. ASSET PURCHASE AND PLAN OF REORGANIZATION.

            1.1 Purchase and Sale of Assets. Subject to the terms and upon the conditions set forth herein, at the Closing, the Seller shall sell, assign, transfer and deliver to the Company, the following assets (the "Assets"):

                  1.1.1 $150,000 in cash;

                  1.1.2 all current automotive notes and contracts, as set forth on Schedule 1.1.2 attached hereto;

                  1.1.3 a business plan and model for automotive financial services (the "Business Plan"); and

                  1.1.4 a database of potential customers of the business set forth in the Business Plan.

            1.2 Authorization of Series A Preferred Stock. The Company shall authorize the number of shares of Series A Convertible Preferred Stock, $.01 par value per share (the "Series A Preferred Stock"), as provided herein, which shall be entitled to the preferences, rights and benefits set forth in the capital stock provisions of the Company's Certificate of Designation, to be filed on or before the Closing in the form set forth in Exhibit A attached hereto (the "Certificate of Designation"). The Series A Preferred Stock shall be convertible into shares of the Company's Common Stock as set forth in the Certificate of Designation. After the Closing, the Company shall authorize and reserve a sufficient number of its previously authorized but unissued shares of Common Stock to satisfy the rights of conversion and purchase of the holders of the Series A Preferred Stock. Any shares of Common Stock issuable upon conversion of the Series A Preferred Stock, when issued, shall be referred to as "Conversion Shares."

            1.3 Purchase Price. In exchange for the sale, assignment, transfer and deliver of the Assets to the Company, at the Closing, the Company shall issue and sell to the Seller the Common Shares and the Preferred Shares (collectively, the "Shares").

      2. CLOSING(S).

            2.1 Date and Time. Subject to all of the terms and conditions set forth in this Agreement being satisfied, the closing of the sale of the Assets and the sale and issuance of the Shares contemplated by this Agreement (the "Closing") shall take place as agreed to by the parties but not later than October 31, 2004 at the offices of the Company's counsel, Sommer & Schneider, LLP, 595 Stewart Avenue, Suite 70, Garden City, New York 11530, or at such other place as the Seller and the Company shall agree in writing concurrently with the execution of this Agreement (the "Closing Date").

            2.2 Seller Deliveries. At the Closing, the Seller will deliver the following to the Company:

                  2.2.1 A check or wire transfer in the amount of $150,000.

                  2.2.2 A Bill of Sale in the form attached hereto as Exhibit B.

            2.3 Deliveries. At the Closing, the Company will deliver the following to the Seller:

                  2.3.1 The certificates representing the Shares, duly registered in the name of the Seller, against delivery to the Company by the Seller of the items set forth in Section 2.2 above.

                  2.3.2 The complete original articles of incorporation, bylaws, minutes, and other corporate books and records, all as amended to date, of the Company.

                  2.3.3 A certified list of stockholders from the transfer agent of the Company, dated no earlier than two (2) business days prior to the date of Closing.

                  2.3.4 All accounting books and records for the Company for the period commencing January 1, 2001 through the present.

                  2.3.5 A list of all SEC and EDGAR codes for the Company.

                  2.3.6 Resolutions of the board of directors appointing Steven Bonenberger and Brent Fouch as directors of the Company, to become effective at the Closing.

                  2.3.7 Resignations of all directors of the Company.

                  2.3.8 Resignations of all officers of the Company.

                  2.3.9 A letter of instruction to the transfer agent of the Company signed by Raymond Barton in his capacity as Chief Executive Officer of the Company advising the transfer agent of the change of officers and directors contemplated by this Agreement.

                  2.3.10 A letter to the Company's current certifying accountants signed by Raymond Barton in his capacity as Chief Executive Officer of the Company advising the certifying accountants of the change of officers and directors contemplated by this Agreement.

                  2.3.11 Evidence satisfactory to the Seller or its counsel that all liabilities of the Company, other than those to which the Seller has agreed, have been satisfied, compromised, or otherwise extinguished.

                  2.3.12 A certification and indemnity and release agreement, signed by each officer and director of the Company, in a form and substance reasonably acceptable to the Seller, dated as of the date hereof, certifying that all representations and warranties of the Company made herein are true and correct.

                  2.3.13 Certified resolutions or a duly executed unanimous written consent of the Board of Directors of the Company authorizing the consummation of the transactions contemplated by this Agreement.

                  2.3.14 A certificate of good standing of the Company from the State of Delaware as of the most recent practicable date.

      3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

      As a material inducement to the Seller to enter into this Agreement and to acquire the Shares, the Company represents and warrants that the following statements are true and correct in all material respects, except as expressly qualified or modified herein.

            3.1 Organization and Good Standing. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to enter into and perform its obligations under this Agreement, and to own its properties and to carry on its business as presently conducted and as proposed to be conducted. The Company is duly qualified to do business as a foreign corporation in every jurisdiction in which the failure to so qualify would have a material adverse effect upon the Company.

            3.2 Capitalization. The Company is authorized to issue 50,000,000 shares of Common Stock, of which 45,702,256 shares are issued and outstanding and 10,000,000 shares of undesignated Preferred Stock, none of which are issued and outstanding. All outstanding shares of Common Stock and Preferred Stock are duly authorized, validly issued, are fully paid, nonassessable, and free of any preemptive rights. There are no outstanding options, warrants, rights, subscriptions, calls, contracts or other agreements to issue, purchase or acquire, or securities convertible into, shares of capital stock or other securities of any kind representing an ownership interest in the Company and no person is a party to any proxy, voting trust or other agreement with respect to the voting of the Company's Common Stock. There are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any shares of Common Stock of the Company.

            3.3 Validity of Transactions. This Agreement, and each document executed and delivered by the Company in connection with the transactions contemplated by this Agreement, have been duly authorized, executed and delivered by the Company and is each the valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency reorganization and moratorium laws and other laws affecting enforcement of creditor's rights generally and by general principles of equity.

            3.4 Valid Issuance of Shares. The Shares that are being sold to the Seller hereunder are duly and validly issued, fully paid and nonassessable and free of restrictions on transfer, other than restrictions on transfer under this Agreement and under applicable federal and state securities laws, and will be free of all other liens and adverse claims.

            3.5 No Violation. The execution, delivery and performance of this Agreement will not violate any law or any order of any court or government agency applicable to the Company, as the case may be, or the Articles of Incorporation or Bylaws of the Company, and will not result in any breach of or default under, or, except as expressly provided herein, result in the creation of any encumbrance upon any of the assets of the Company pursuant to the terms of any agreement or instrument by which the Company or any of its assets may be bound. No approval of or filing with any governmental authority is required for the Company to enter into, execute or perform this Agreement.

            3.6 SEC Reports and Financial Statements.

                  3.6.1 The Company has delivered or made available to the Seller accurate and complete copies (excluding copies of exhibits) of each report, registration statement and definitive proxy statement filed by the Company with the United States Securities and Exchange Commission ("SEC") since January 1, 2001 (collectively, with all information incorporated by reference therein or deemed to be incorporated by reference therein, the "SEC Reports"). All statements, reports, schedules, forms and other documents required to have been filed by the Company with the SEC have been so filed on a timely basis, except as indicated in such SEC Reports. As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing): (i) each of the SEC Reports complied in all material respects with the applicable requirements of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended; and (ii) none of the SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  3.6.2 Except for the pro forma financial statements, the consolidated financial statements contained in the SEC Reports: (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with GAAP applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements and, in the case of unaudited statements, as permitted by Form 10-QSB of the SEC, and except that unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end audit adjustments which will not, individually or in the aggregate, be material in amount); and (iii) fairly present, in all material respects, the consolidated financial position of the Company and its consolidated subsidiaries as of the respective dates thereof and the consolidated results of operations of the Company and its consolidated subsidiaries for the periods covered thereby. All adjustments considered necessary for a fair presentation of the financial statements have been included.

            3.7 Subsidiaries. Except as set forth in the SEC Reports, the Company does not own, directly or indirectly, any equity or debt securities of any corporation, partnership, or other entity (a "Subsidiary").

            3.8 Litigation. Except as set forth in the SEC Reports, there are no suits or proceedings (including without limitation, proceedings by or before any arbitrator, government commission, board, bureau or other administrative agency) pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries which, if adversely determined, would have a material adverse effect on the consolidated financial condition, results of operations, prospects or business of the Company, and neither the Company nor any of its subsidiaries are subject to or in default with respect to any order, writ, injunction or decree of any federal, state, local or other governmental department.

            3.9 Taxes. Federal income tax returns and state and local income tax returns for the Company and its subsidiaries have been filed as required by law; all taxes as shown on such returns or on any assessment received subsequent to the filing of such returns have been paid, and there are no pending assessments or adjustments or any income tax payable for which reserves, which are reasonably believed by the Company to be adequate for the payment of any additional taxes that may come due, have not been established. All other taxes imposed on the Company and its Subsidiaries have been paid and any reports or returns due in connection herewith have been filed.

            3.10 Securities Law Compliance. Assuming the accuracy of the representations and warranties of the Seller set forth in Section 4 of this Agreement, the offer, sale and delivery of the Shares will constitute an exempted transaction under the Securities Act of 1933, as amended and now in effect ("Securities Act"), and registration of the Shares under the Securities Act is not required. The Company shall make such filings as may be necessary to comply with the Federal securities laws and the blue sky laws of any state, which filings will be made in a timely manner.

            3.11 Liabilities. Except as set forth on Schedule 3.11, the Company has no liabilities, contingent or otherwise. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles. The Company shall use the cash portion of the Assets from the transactions contemplated hereby solely to pay the liabilities set forth on Schedule 3.11, which payments shall be made within two (2) business days of the Closing Date, and, upon such payments, the Company will have no liabilities, contingent or otherwise, except those to which the Seller has agreed in writing.

            3.12 Qualifications, Legal and Investment. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States including "blue sky" filings in any state that are required in connection with the lawful sale of the Shares pursuant to this Agreement have been or will be, on a timely basis, duly obtained and are effective. No stop order or other order enjoining the sale of the Shares have been issued and no proceedings for such purpose are pending or, to the knowledge of the Seller, threatened by the SEC, or any commissioner of corporations or similar officer of any state having jurisdiction over this transaction. The sale of the Shares is legally permitted by all laws and regulations to which the Seller and the Company are subject.

            3.13 No Broker. No broker or finder has acted for the Company in connection with this Agreement or the transactions contemplated herein, and no broker or finder is entitled to any brokerage or finder's fees or other commissions in respect of such transactions based in any upon agreements, arrangements or understandings made by or on behalf of the Company.

      4. REPRESENTATIONS AND WARRANTIES OF THE SELLER.

      The Seller hereby represents, warrants, and covenants with the Company as follows:

            4.1 Legal Power. The Seller has the requisite corporate power and authority to enter into this Agreement, to acquire the Shares hereunder, and to carry out and perform its obligations under the terms of this Agreement.

            4.2 Due Execution. This Agreement has been duly executed and delivered by Seller, and, upon due execution and delivery by the Company, this Agreement will be a valid and binding agreement of the Seller.

            4.3 Receipt and Review of SEC Reports. The Seller represents that it has received and reviewed the SEC Reports and has been given full and complete access to the Company for the purpose of obtaining such information as the Seller or its respective qualified representative have reasonably requested in connection with the decision to acquire the Shares. The Seller represents that it has been afforded the opportunity to ask questions of the officers of the Company regarding its business prospects and the Shares, all as the Seller or its qualified representative have found necessary to make an informed investment decision to acquire the Shares.

            4.4 Restricted Securities. The Seller has been advised that the Shares have not been registered under the Securities Act or any other applicable securities laws and that the Shares are being offered and sold pursuant to
Section 4(2) of the Securities Act, and that the Company's reliance upon Section 4(2) of the Securities Act is predicated in part on the Seller's representations as contained herein.

                  4.4.1 The Seller acknowledges that the Shares have not been registered under the Securities Act or the securities laws of any state and are being offered, and will be sold, pursuant to applicable exemptions from such registration for nonpublic offerings and will be sold as "restricted securities" as defined by Rule 144 promulgated pursuant to the Securities Act. The Shares may not be resold in the absence of an effective registration thereof under the Securities Act and applicable state securities laws unless, in the opinion of the Company's counsel, an applicable exemption from registration is available.

                  4.4.2 The Seller is acquiring the Shares for its own account, for investment purposes only and not with a view to, or for sale in connection with, a distribution, as that term is used in Section 2(11) of the Securities Act, in a manner which would require registration under the Securities Act or any state securities laws.

                  4.4.3 The Seller understands and acknowledges that the Shares will bear the following legend:

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION THEREOF UNDER THE SECURITIES ACT OF 1933 AND/OR THE SECURITIES ACT OF ANY STATE HAVING JURISDICTION OR AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR ACTS.

                  4.4.4 The Seller acknowledges that an investment in the Shares is not liquid and is transferable only under limited conditions. The Seller acknowledges that such securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Seller is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions and that such Rule is not now available and, in the future, may not become available for resale of the Shares.

            4.5 Seller Sophistication and Ability to Bear Risk of Loss. The Seller acknowledges that it is able to protect its interests in connection with the acquisition of the Shares and can bear the economic risk of investment in such securities without producing a material adverse change in the Seller's financial condition. The Seller otherwise has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Shares.

            4.6 Purchases by Groups. The Seller represents, warrants, and covenants that it is not acquiring the Shares as part of a group within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

            4.7 No Broker. Except for those brokers and/or finders to be disclosed pursuant to Section 6.8, no broker or finder has acted for the Seller in connection with this Agreement or the transactions contemplated herein, and, except for those brokers and/or finders to be disclosed pursuant to Section 6.8, no broker or finder is entitled to any brokerage or finder's fees or other commissions in respect of such transactions based in any upon agreements, arrangements or understandings made by or on behalf of the Company. The Seller is solely responsible for the fees and expenses of those brokers and/or finders to be disclosed pursuant to Section 6.8.

      5. COVENANTS

            5.1 Access and Investigation. Between the date of this Agreement and the Closing Date, the Company will, and will cause its officers, directors, principals, attorneys, agents, accountants, and employees (collectively, "Representatives"), to (i) afford the Seller and its Representatives and prospective sources of financing and their Representatives (collectively, "The Seller's Advisors") full and free access to the Company's personnel, facilities, properties, contracts, books and records, and other documents and data in order that the Seller may have full opportunity to make such investigations as it desires to make of the affairs of the Company, (b) furnish the Seller and its Advisors with copies of all such contracts, books and records, and other existing documents and data as the Seller may reasonably request, and (c) furnish the Seller and its Advisors with such additional financial, operating, legal, accounting, and other data and information as the Seller may reasonably request, including, without limitation, access to the working papers of its independent certified public accountants; provided, however, the Seller shall not communicate with any personnel or business relation of Seller without Seller's consent to communicate with such person, and further provided, however, that any such investigation shall not affect or otherwise diminish or obviate in any respect any of the representations and warranties of the Company herein.

            5.2 Conduct of Business of the Company. Except as contemplated by this Agreement or otherwise agreed to in writing by the Seller, during the period from the date of this Agreement to the Closing Date, the Company shall conduct its business and operations according to its ordinary and usual course of business, to preserve substantially intact its business organizations and to preserve its current relationships with customers, employees, suppliers and other persons with which it has significant business relations.

            5.3 Negative Covenants. Except as otherwise expressly permitted by this Agreement, between the date of this Agreement and the Closing Date, the Company will not, without the prior consent of the Seller, take any affirmative action, or fail to take any reasonable action within its control, as a result of which any change of any representation or warranty of the Company in Article 3 hereof is likely to occur, including, but not limited to the following:

                  5.3.1 adopt any amendment to its certificate of incorporation or bylaws, except the adoption and filing of a Certificate of Designation for the Series A Preferred Stock;

                  5.3.2 except as contemplated by Section 1.2. hereto, issue, reissue, sell, deliver or pledge or authorize or propose the issuance, reissuance, sale, delivery or pledge of shares of capital stock of any class, or debt or other securities convertible into capital stock of any class, or any rights, warrants or options to acquire any convertible securities or capital stock;

                  5.3.3 adjust, split, combine, subdivide, reclassify or redeem, purchase or otherwise acquire, or propose to redeem or purchase or otherwise acquire, any shares of its capital stock, or any of its other securities;

                  5.3.4 (i) create, incur, assume or repay any long-term debt (including obligations in respect of capital leases), or, create, incur, assume, repay, maintain or permit to exist any short-term debt; or (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person;

                  5.3.5 deposit, declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, redeem or otherwise acquire any shares of its capital stock;

                  5.3.6 increase in any manner the compensation of any of its directors, officers or other employees;

                  5.3.7 (i) sell, transfer, or otherwise dispose of, or agree to sell, transfer, or otherwise dispose of, any properties or assets, real, personal or mixed, or (ii) mortgage or encumber any properties or assets, real, personal or mixed;

                  5.3.8 permit any of its current insurance policies to be canceled or terminated, unless replacement policies with equal or greater coverage are in full force and effect;

                  5.3.9 enter into other agreements, commitments or contracts not in the ordinary course of business or in excess of current requirements;

                  5.3.10 make or enter into any commitment of the Company for capital expenditures for additions to property, plant, equipment or intangible capital assets;

                  5.3.11 pay, lend or advance any amount to, or sell, transfer or lease any of the Company's properties or assets (real, personal or mixed, tangible or intangible) to, or enter into any agreement or arrangement with, any of its officers, directors, shareholders or employees or any affiliate or associate of any of its officers, directors, shareholders or employees;

                  5.3.12 enter into or amend in any material respect any contract, agreement, lease, license or commitment, or take any action or omit to take any action which will cause a breach, violation or default (however defined) under any such existing items;

                  5.3.13 acquire any of the business or assets of any other person or entity; or

                  5.3.14 agree in writing or otherwise to take any of the foregoing actions.

            5.4 Required Approvals. As promptly as practicable after the date of this Agreement, the Seller and the Company will make all filings required by any federal, state, local, municipal, foreign, international, multinational, or other administrative order, constitution, law, ordinance, principle of common law, regulation, statute, or treaty ("Legal Requirements") to be made by them in order to consummate the transactions contemplated by this Agreement. Between the date of this Agreement and the Closing Date, the Seller and the Company will cooperate with the other with respect to all filings that the other elects to make or is required by Legal Requirements to make in connection with the transactions contemplated by this Agreement.

            5.5 Notification. Between the date of this Agreement and the Closing Date, each party to this Agreement will promptly notify the other party in writing if it becomes aware of any fact or condition that causes or constitutes a breach of any of its representations and warranties as of the date of this Agreement, or if such party becomes aware of the occurrence after the date of this Agreement of any fact or condition that would (except as expressly contemplated by this Agreement) cause or constitute a breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition; provided, however, that such disclosure shall not be deemed to cure any breach of a representation or warranty. Should any such fact or condition require any change in the any disclosure schedule if such schedule were dated the date of the occurrence or discovery of any such fact or condition, the discovering party will promptly deliver to each other party a supplement to such disclosure schedule specifying such change. During the same period, each party will promptly notify the other party of the occurrence of any breach of any covenant in this Article 5. During the same period, the Seller shall notify the Company of the occurrence of any event that may make the satisfaction of any condition in Article 6 impossible or unlikely. During the same period, the Company shall notify the Seller of the occurrence of any event that may make the satisfaction of any condition in Article 7 impossible or unlikely. Each party to this Agreement shall promptly notify each other party hereto of any default, the threat or commencement of any suits or proceedings (including without limitation, proceedings by or before any arbitrator, government commission, board, bureau or other administrative agency) (a "Proceeding") or any development that occurs before the Closing that is reasonably likely to cause a material adverse effect on such party.

            5.6 No Negotiation. Until such time, if any, as this Agreement is terminated pursuant to Article 8, the Company will not, and will cause each of its Representatives not to, directly or indirectly solicit, initiate, or encourage any inquiries or proposals from, discuss or negotiate with, provide any non-public information to, or consider the merits of any unsolicited inquiries or proposals from, any individual, corporation, general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union or other entity or governmental body (a "Person") (other than the Seller) relating to any transaction involving the sale of a controlling interest of the Company or any of the Company's capital stock, or any merger, consolidation, business combination, or similar transaction involving the Company. The Company will promptly inform the Seller of any written inquiry (including the terms thereof and the identity of the third party making such inquiry) which it may receive in respect of the above and furnish to the Seller a copy of any such written inquiry.

            5.7 Best Efforts. Between the date of this Agreement and the Closing Date, each of the parties will use its best efforts to effectuate the transactions contemplated by this Agreement and to cause the conditions in
Section 6 in the case of the Seller, and Section 7 in the case of the Company, to be satisfied. Each party hereto, at the reasonable request of another party hereto, shall execute and deliver such other instruments and do and perform such other acts and things as may be necessary or desirable for effecting completely the consummation of the transactions contemplated by this Agreement.

            5.8 Confidentiality of Information. Each party will hold in confidence all confidential or proprietary documents and information related to the other party and will refrain from disclosing or using any such confidential information for such party's own benefit or to or for the benefit of any third party. This obligation of confidentiality and non-use will not apply, or will cease to apply, to such information which is in the public domain as of the Closing Date or subsequently comes into the public domain through a source other than the other party, or which is required to be disclosed by order of any court or governmental agency of competent jurisdiction.

            5.9 Press Releases and Announcements. The Company and the Seller agree that the existence, nature and terms and conditions of this Agreement and discussions between the parties regarding the transactions contemplated hereby will be treated as confidential by the parties. Accordingly, each party agrees that it will not make any public comment concerning or announcement of the transactions contemplated hereby prior to Closing and will take reasonable steps to restrict knowledge of the transactions contemplated hereby to those who need to know. Notwithstanding the foregoing, the parties acknowledge and agree that as a public company, the Company is subject to certain disclosure requirements under applicable securities laws. For this reason, the Company reserves the right to disclose the existence of and the status of negotiations at any time prior to Closing if it determines that the securities laws or the rules of any stock exchange require such disclosure; provided that each party will notify the other party if it intends to make such a disclosure and provide the other party with a copy of the proposed disclosure and an opportunity for the other party to comment on such disclosure. Following the Closing, the Company and the Seller may make any and all such disclosures of the terms of this Agreement and the transactions contemplated hereby as they deem appropriate.

            5.10 Cooperation. Each party (including those former officers and directors of the Company resigning at the Closing) hereto will, before, at, and after the Closing, execute and deliver such instruments and take such other actions as the other party or parties, as the case may be, may reasonably require in order to carry out the intent of this Agreement. Without limiting the generality of the foregoing, at any time after the Closing, at the request of the Company or the Seller, and without further consideration, the Company (including those former officers and directors of the Company resigning at the Closing) (a) will execute and deliver such instruments of sale, transfer, conveyance, assignment and confirmation and take such action as the Company or the Seller may reasonably deem necessary or desirable in order to confirm the Seller's title to the Shares, and (b) will execute such documents as and take such action as the Company or the Seller may reasonably deem necessary or desirable in order to prepare and file any future SEC Reports that the Company seeks to file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

            5.11 Seller's Finders/Brokerage Fees. The Seller is responsible for paying all finders and/or brokerage fees in connection with this transaction that (a) are identified pursuant to Section 6.8, or (b) result by reason of services rendered or alleged to have been rendered for or at the instance of the Seller with respect to the negotiation or execution of this Agreement or to the delivery of the consideration herein specified. The Seller is not responsible for any finders and/or brokerage fees that exist in contravention of the representation set forth in Section 3.13 herein. Additionally, Seller agrees that any remuneration paid to such broker(s) and/or finders in the form of the Company's securities will be paid from the Preferred Shares being issued to the Seller herein. The parties hereto agree to indemnify and hold harmless the other from and against any and all claims, losses, liabilities or expenses which may be asserted against or suffered by any as a result of any broker, finder or other person claiming any fee or commission by reason of services rendered or alleged to have been rendered for or at the instance of a particular party hereto with respect to the negotiation or execution of this Agreement or to the delivery of the consideration herein specified.

      6. CONDITIONS PRECEDENT TO THE COMPANY'S OBLIGATION TO CLOSE. The Company's obligation to purchase the Assets and to take the other actions required to be taken by the Company at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by the Company, in whole or in part in its sole discretion):

            6.1 Accuracy of Representations. The representations and warranties of the Seller in this Agreement must have been accurate in all material respects as of the date of this Agreement and must be accurate in all material respects as of the Closing as if made on the Closing Date without (i) giving effect to any supplement to the disclosure schedules made after the date hereof (other than supplements that merely update disclosures regarding actions permitted to be taken under this Agreement) and (ii) regard to any materiality qualifications contained in such representations and warranties.

            6.2 Seller's Performance. All of the covenants and obligations that the Seller is required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects.

            6.3 No Injunction. There must not be in effect any Legal Requirement or any injunction or other order, award, decision, injunction, judgment ruling, subpoena, or verdict entered, issued, made, or rendered by and court, administrative agency, arbitrator, or other governmental body (an "Order") that
(a) prohibits the sale of the Assets by Seller to the Company, and (b) has been adopted or issued, or has otherwise become effective, since the date of this Agreement.

            6.4 Additional Documents. Each document reasonably requested by the Company for the purpose of (a) evidencing the accuracy of any representation or warranty of the Seller, (b) evidencing the performance by Seller, or the compliance by Seller with, any covenant or obligation required to be performed or complied with by Seller prior to the Closing or (c) evidencing the satisfaction of any condition referred to in this Section 6 must have been delivered to the Company.

            6.5 No Proceedings. Since the date of this Agreement, there must not have been commenced or threatened against the Company or the Seller, or against any Person that is an affiliate of the Company or the Seller, any Proceeding relating to the Seller's business or the Assets that has a reasonable probability of resulting in an order, judgment or decree restraining, prohibiting or rendering unlawful the consummation of the transactions contemplated by this Agreement.

            6.6 No Prohibition. Neither the consummation nor the performance of any of the transactions contemplated by this Agreement will, directly or indirectly (with or without notice or lapse of time), materially contravene, materially conflict with, or result in a material violation of, or cause the Company or any Person that is an affiliate of the Company to suffer a material adverse consequence under, (a) any applicable Legal Requirement or Order, federal and state securities laws and the rules and regulations of the Federal Reserve Board or any related Legal Requirement, or (b) any Legal Requirement or Order that has been published, introduced, or otherwise formally proposed by or before any governmental body.

            6.7 No Claim Regarding Ownership of Acquired Assets or Sales Proceeds. There must not have been made or threatened by any Person (other than the Company or the Seller) any claim asserting that such Person (a) is the holder or the beneficial owner of, or has the right to acquire or to obtain beneficial ownership of, any portion of the Assets, or (b) is entitled to all or any portion of the Shares.

            6.8 Finder's/Brokerage Fees. The Seller shall have provided a list of finders and/or brokerage fees which it has agreed to pay in connection with the transactions contemplated by this Agreement.

      7. CONDITIONS PRECEDENT TO THE SELLER'S OBLIGATION TO CLOSE. The Seller's obligation to sell the Assets and to take the other actions required to be taken by the Seller at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by the Seller, in whole or in part in its sole discretion):

            7.1 Accuracy of Representations. The representations and warranties of the Company in this Agreement must have been accurate in all material respects as of the date of this Agreement and must be accurate in all material respects as of the Closing as if made on the Closing Date without (i) giving effect to any supplement to the disclosure schedules made after the date hereof (other than supplements that merely update disclosures regarding actions permitted to be taken under this Agreement) and (ii) regard to any materiality qualifications contained in such representations and warranties.

            7.2 Company's Performance. All of the covenants and obligations that the Company is required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects.

            7.3 No Injunction. There must not be in effect any Legal Requirement or any injunction or other Order that (a) prohibits the sale of the Assets by Seller to the Company, and (b) has been adopted or issued, or has otherwise become effective, since the date of this Agreement.

            7.4 Additional Documents. Each document reasonably requested by the Seller for the purpose of (a) evidencing the accuracy of any representation or warranty of the Company, (b) evidencing the performance by the Company, or the compliance by the Company with, any covenant or obligation required to be performed or complied with by them prior to the Closing or (c) evidencing the satisfaction of any condition referred to in this Section 7 must have been delivered to the Seller.

            7.5 No Proceedings. Since the date of this Agreement, there must not have been commenced or threatened against the Company or the Seller, or against any Person that is an affiliate of the Company or the Seller, any Proceeding relating to the Seller's business or the Assets that has a reasonable probability of resulting in an order, judgment or decree restraining, prohibiting or rendering unlawful the consummation of the transactions contemplated by this Agreement.

            7.6 No Prohibition. Neither the consummation nor the performance of any of the transactions contemplated by this Agreement will, directly or indirectly (with or without notice or lapse of time), materially contravene, materially conflict with, or result in a material violation of, or cause the Seller or any Person that is an affiliate of the Seller to suffer a material adverse consequence under, (a) any applicable Legal Requirement or Order, federal and state securities laws and the rules and regulations of the Federal Reserve Board or any related Legal Requirement, or (b) any Legal Requirement or Order that has been published, introduced, or otherwise formally proposed by or before any governmental body.

            7.7 No Claim Regarding Ownership of Acquired Assets or Sales Proceeds. There must not have been made or threatened by any Person (other than the Company or the Seller) any claim asserting that such Person (a) is the holder or the beneficial owner of, or has the right to acquire or to obtain beneficial ownership of, any portion of the Assets, or (b) is entitled to all or any portion of the Shares.

            7.8 Due Diligence. The Seller will have received all information requested by it pursuant to Section 5.1 of this Agreement, and shall be fully satisfied, determined in its absolute sole discretion, with the results of its due diligence conducted of the Company.

            7.9 Acceptance by Counsel to the Buyer. The form and substance of all documents to be delivered at Closing hereunder will be reasonably acceptable to the Seller and its counsel.

            7.10 Company Filing of Quarterly Report. The Company shall have filed its quarterly report on Form 10-QSB for the period ending September 30, 2004 with the SEC (such quarterly report to constitute an "SEC Report" as defined in Section 3.6 and to which the representations and warranties of
Section 3.6 shall apply).

      8. TERMINATION.

            8.1 Termination Events. This Agreement may, by notice given prior to or at the Closing, be terminated:

                  8.1.1 by the Company, on the one hand, or the Seller, on the other hand, if a material breach of any provision of this Agreement has been committed by the other party and such breach has not been waived;

                  8.1.2 by the Company, if any of the conditions in Section 6 has not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of the Company to comply with its obligations under this Agreement) and the Company has not waived such condition on or before the Closing Date;

                  8.1.3 by the Seller, if any of the conditions in Section 7 has not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of the Seller to comply with its obligations under this Agreement) and the Seller has not waived such condition on or before the Closing Date;

                  8.1.4 by mutual consent of the Company and the Seller; or

                  8.1.5 by either the Company or the Seller, if the Closing has not occurred (other than through the failure of any party seeking to terminate this Agreement to comply fully with its obligations under this Agreement) on or before October 31, 2004, or such later date as the parties may agree upon.

            8.2 Effect of Termination. Each party's right of termination under
Section 8.1 is in addition to any other rights it may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies. If this Agreement is terminated pursuant to Section 8.1, all further obligations of the parties under this Agreement will terminate, except that the obligations in Sections 5.8 and 5.9 will survive; provided, however, that if this Agreement is terminated by a party because of the breach of the Agreement by the other party or because one or more of the conditions to the terminating party's obligations under this Agreement is not satisfied as a result of the other party's failure to comply with its obligations under this Agreement, the terminating party's right to pursue all legal remedies will survive such termination unimpaired.

      9. MISCELLANEOUS.

            9.1 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California.

            9.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

            9.3 Entire Agreement. This Agreement and the Exhibits hereto and thereto, and the other documents delivered pursuant hereto and thereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

            9.4 Severability. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            9.5 Amendment and Waiver. Except as otherwise provided herein, any term of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Company and the Seller. Any amendment or waiver effected in accordance with this Section shall be binding upon each future holder of any security purchased under this Agreement (including securities into which such securities have been converted) and the Company.

            9.6 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be effective when delivered personally, or sent by telex or telecopier (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or when received by the addressee, if sent by Express Mail, Federal Express or other express delivery service (receipt requested) in each case to the appropriate address set forth below:

                  If to the Seller:         Palomar Enterprises, Inc.
                                            120 Birmingham Drive, Suite 110G
                                            Cardiff, CA 92007

                  If to the Company:        Market Share Recovery, Inc.
                                            95 Broadhollow Road, Suite 101
                                            Melville, NY 11747

            9.7 Faxes and Counterparts. This Agreement may be executed in one or more counterparts. Delivery of an executed counterpart of the Agreement or any exhibit attached hereto by facsimile transmission shall be equally as effective as delivery of an executed hard copy of the same. Any party delivering an executed counterpart of this Agreement or any exhibit attached hereto by facsimile transmission shall also deliver an executed hard copy of the same, but the failure by such party to deliver such executed hard copy shall not affect the validity, enforceability or binding nature effect of this Agreement or such exhibit.

            9.8 Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

COMPANY:                                    Market Share Recovery, Inc.


                                            /s/ Raymond Barton
                                            -----------------------------------
                                            By:  Raymond Barton
                                            Title:  Chief Executive Officer


SELLER:                                     PALOMAR ENTERPRISES, INC.


                                            /s/ Steven Bonenberger
                                            -----------------------------------
                                            By:  Steven Bonenberger
                                            Title: President


                  [Signature Page to Asset Purchase Agreement]

                                    EXHIBIT A

                      [FORM OF] CERTIFICATE OF DESIGNATION
                            SERIES A PREFERRED STOCK

                                    EXHIBIT B

                             [FORM OF] BILL OF SALE

                                 SCHEDULE 1.1.2

                         AUTOMOTIVE NOTES AND CONTRACTS

                                  SCHEDULE 3.11

                                   LIABILITIES